SCHEDULE OF PARTIES RECEIVING INDEMNIFICATION AGREEMENTS

Erline Belton

Doug Conant

Philip R. Crimmins, Sr.

Nancy Culbertson

D. Patrick Curran

John C. Cywinski

Michael Czinege

Randolph P. Davis

Carol DiRaimo

Tamy T. Duplantis

Beverly O. Elving

David L. Goebel

Kurt Hankins

Eric L. Hansen

Mark S. Hansen

Jack P. Helms

Lloyd L. Hill

Louis A. Kaucic

James W. Kirkpatrick

Steven K. Lumpkin

David R. Parsley

Sam Rothschild

Burton M. Sack

George D. Shadid

Robert T. Steinkamp

Carin L. Stutz

Rebecca R. Tilden

Michael Volkema

Douglas D. Waltman

Scott White